UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2008

Invitrogen Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 - Other Events

On October 28, 2008, Invitrogen Corporation, a Delaware corporation, or the Company, issued a press release announcing, among other things, its shareholders’ approval of certain proposals in connection with the Company’s proposed merger with Applied Biosystems Inc. at a special meeting of the shareholders. A copy of the press release is attached hereto as Exhibit 99.1.

Caution Concerning Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” or words of similar meaning and include, but are not limited to, statements about the ability of the Company and ABI to complete the transactions contemplated by the Merger Agreement and the amendments thereto. A number of the matters discussed in this Current Report on Form 8-K that are not historical or current facts deal with potential future circumstances and developments. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to the risks that are described from time to time in the Company’s reports filed with the Securities and Exchange Commission, or SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2007 and quarterly reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008. This Current Report on Form 8-K speaks only as of its date, and the Company disclaims any duty to update the information herein.

Additional Information and Where to Find It

In connection with the proposed transaction, Invitrogen and Applied Biosystems have filed a joint proxy statement/prospectus as part of a registration statement on Form S-4 regarding the proposed transaction with the Securities and Exchange Commission, or SEC. The definitive joint proxy statement/prospectus has been mailed to shareholders of both companies. A supplement to the definitive joint proxy statement/prospectus has also been filed with the SEC and mailed to stockholders of both companies. Investors and security holders are urged to read the joint proxy statement/prospectus in its entirety, including the supplement thereto, because it contains important information about Invitrogen and Applied Biosystems and the proposed transaction. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus, including the supplement thereto, and other documents at the SEC’s website at www.sec.gov. The definitive joint proxy statement/prospectus, including the supplement thereto, and other relevant documents may also be obtained free of charge from Invitrogen by directing such requests to: Invitrogen Corporation, Attention: Investor Relations, 5791 Van Allen Way, Carlsbad, CA 92008, and from Applied Biosystems Inc. at: Applied Biosystems Inc., Attention: Investor Relations 850 Lincoln Center Drive, Foster City, CA 94404.

Section 9 – Financial Statements and Exhibits

Item 9.01 - Exhibits

(d) Exhibits

Exhibit 99.1 – Press Release, dated October 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITROGEN CORPORATION (Registrant)

By:	/s/ David F. Hoffmeister
David F. Hoffmeister, Senior Vice President and Chief Financial Officer

Date: October 29, 2008